THE KP FUNDS
                     SUPPLEMENT DATED APRIL 13, 2016 TO THE
   STATUTORY PROSPECTUS DATED MAY 1, 2015 (THE "PROSPECTUS") FOR THE KP FIXED
                            INCOME FUND (THE "FUND")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting held on February 22, 2016, the Board of Trustees of The KP Funds approved: (i) the termination of an investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Fund, and Eaton Vance Management ("Eaton Vance") and (ii) a new investment sub-advisory agreement between Callan and Credit Suisse Asset Management, LLC ("Credit Suisse"), each with respect to the Fund. In connection with such approvals, Credit Suisse now serves as sub-adviser to the Fund, and Eaton Vance no longer serves as sub-adviser to the Fund.

In addition, Peter R. Breault of SSGA Funds Management, Inc., a sub-adviser to the Fund, no longer serves as a portfolio manager of the Fund.

Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.   ALL REFERENCES TO EATON VANCE ARE DELETED.

2.   THE FOLLOWING IS ADDED TO THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES"
     SECTION:

ACTIVE SENIOR LOANS: Credit Suisse Asset Management, LLC ("Credit Suisse") manages the portion of the Fund's assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy's assets primarily in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

2.   THE FOLLOWING IS ADDED AT THE END OF THE FUND'S "PRINCIPAL RISKS" SECTION:

Valuation Risk - The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

3. THE FOLLOWING IS ADDED AT THE BEGINNING OF THE FUND'S "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION:

CREDIT SUISSE ASSET MANAGEMENT, LLC

John G. Popp, a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse"), has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Thomas J. Flannery, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Louis I. Farano, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Wing Chan, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

4. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE REFERENCE TO "EATON VANCE MANAGEMENT ("EATON VANCE")" IN THE FIFTH PARAGRAPH OF THE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES IS DELETED AND REPLACED WITH "CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE")".

5. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:

ACTIVE SENIOR LOANS: Credit Suisse manages the portion of the Fund's assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal market conditions, Credit Suisse will seek to invest the Sub-strategy's assets primarily in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds". The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 30% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, Credit Suisse's portfolio managers:

     o continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

     o    analyze business conditions affecting investments, including

          o    changes in economic activity and interest rates

          o    availability of new investment opportunities

          o    economic outlook for specific industries

     o seek to moderate risk by investing among a variety of industry sectors and issuers

Credit Suisse's portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

6. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE PRINCIPAL RISKS:

VALUATION RISK (FIXED INCOME FUND) --The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

7. IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE FUND'S SUB-ADVISERS AND PORTFOLIO MANAGERS:

CREDIT SUISSE ASSET MANAGEMENT, LLC, One Madison Avenue, New York, NY 10010, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2015, Credit Suisse had approximately $324.7 billion in assets under management. The Credit Suisse Credit Investments Group ("CIG") is responsible for the day-to-day portfolio management of the Fixed Income Fund's assets allocated to Credit Suisse.

PORTFOLIO MANAGERS:

John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG, has primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse's proprietary mutual fund family, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Parkview BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.

Thomas J. Flannery, Managing Director, is a Portfolio Manager for CIG, with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

Louis I. Farano, Managing Director, is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA's Anderson School.

Wing Chan, Managing Director, is a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.

8.   ALL REFERENCES TO PETER R. BREAULT ARE DELETED.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-013-0100

                                  THE KP FUNDS

          SUPPLEMENT DATED APRIL 13, 2016 TO THE PROSPECTUS DATED MAY
                       1, 2015 (THE "PROSPECTUS") FOR THE
 KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH
   2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH
   2050 FUND, KP RETIREMENT PATH 2055 FUND, AND KP RETIREMENT PATH 2060 FUND
                                 (THE "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting held on February 22, 2016, the Board of Trustees of The KP Funds approved: (i) the termination of an investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the KP Fixed Income Fund, and Eaton Vance Management ("Eaton Vance") and (ii) a new investment sub-advisory agreement between Callan and Credit Suisse Asset Management, LLC ("Credit Suisse"), each with respect to the KP Fixed Income Fund. In connection with such approvals, Credit Suisse now serves as sub-adviser to the KP Fixed Income Fund, and Eaton Vance no longer serves as sub-adviser to the KP Fixed Income Fund.

In addition, a new Unaffiliated Short-Term Inflation-Protected Securities Fund has been added to the list of Unaffiliated Underlying Funds in which the Funds may invest.

Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.   ALL REFERENCES TO EATON VANCE ARE DELETED.

2. IN "THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE KP FIXED INCOME FUND'S INVESTMENT STRATEGY:

ACTIVE SENIOR LOANS: Credit Suisse Asset Management, LLC ("Credit Suisse") manages the portion of the fund's assets allocated to the Active Senior Loan Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index Total Return over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy's assets primarily in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.) but may continue to hold securities which are subsequently downgraded.

3. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE CHART FOLLOWING THE THIRD PARAGRAPH OF THE SUB-SECTION ENTITLED "THE FUNDS' ASSET ALLOCATION STRATEGIES" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

                                                               YEARS TO RETIREMENT

ASSET CLASS        45        40        35        30        25        20        15        10          5          0        -5
LARGE CAP        32%-42%   32%-42%   32%-42%   32%-42%   30%-40%   27%-37%   23%-33%   19%-29%    15%-25%    12%-22%   10%-20%
EQUITY
SMALL CAP        10%-20%   10%-20%   10%-20%   10%-20%   10%-20%    9%-19%    7%-17%    4%-14%     1%-11%      0%-8%     0%-7%
EQUITY
INTERNATIONAL    30%-40%   30%-40%   30%-40%   30%-40%   28%-38%   25%-35%   21%-31%   13%-23%     6%-16%     1%-11%     0%-9%
EQUITY
INTERMEDIATE      3%-13%    3%-13%    3%-13%    3%-13%    6%-16%   10%-20%   14%-24%   20%-30%    26%-36%    30%-40%   31%-41%
FIXED INCOME
SHORT-TERM         0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-6%     0%-8%    3%-13%     7%-17%    11%-21%   15%-25%
FIXED INCOME
INFLATION          0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-7%    1%-11%     5%-15%     8%-18%    8%-18%
MANAGED
REAL ASSETS       0%-10%    0%-10%    0%-10%    0%-10%    1%-11%    3%-13%    5%-15%    5%-15%     5%-15%     5%-15%    5%-15%

4. THE CHART FOLLOWING THE FIRST PARAGRAPH OF "THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS" SECTION IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE
     FOLLOWING:

                                                               YEARS TO RETIREMENT

UNDERLYING FUNDS   45        40        35        30        25        20        15        10          5          0        -5
EQUITY
LARGE CAP
KP Large Cap     32%-42%   32%-42%   32%-42%   32%-42%   30%-40%   27%-37%   23%-33%   19%-29%    15%-25%    12%-22%   10%-20%
Equity Fund
SMALL CAP
KP Small Cap     10%-20%   10%-20%   10%-20%   10%-20%   10%-20%    9%-19%    7%-17%    4%-14%     1%-11%      0%-8%     0%-7%
Equity Fund
INTERNATIONAL
KP International 30%-40%   30%-40%   30%-40%   30%-40%   28%-38%   25%-35%   21%-31%   13%-23%     6%-16%     1%-11%     0%-9%
Equity Fund
TOTAL EQUITY         72%-      72%-      72%-      72%-  68%-98%   61%-91%   51%-81%   36%-66%    22%-52%    13%-41%   10%-36%
                    100%      100%      100%      100%
FIXED INCOME
SHORT-TERM BOND
Unaffiliated       0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-6%     0%-8%    3%-13%     7%-17%    11%-21%   15%-25%
Short-Term Bond
Index Fund
INTERMEDIATE-TERM
BOND
KP Fixed Income
Fund              3%-13%    3%-13%    3%-13%    3%-13%    6%-16%   10%-20%   14%-24%   20%-30%    26%-36%    30%-40%   31%-41%
TOTAL FIXED       3%-18%    3%-18%    3%-18%    3%-18%    6%-21%   10%-26%   14%-32%   23%-43%    33%-53%    41%-61%   46%-66%
INCOME
INFLATION MANAGED
Unaffiliated
Short-Term         0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-7%    1%-11%     5%-15%     8%-18%    8%-18%
Inflation-
Protected
Securities Fund
TOTAL INFLATION    0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-7%    1%-11%     5%-15%     8%-18%    8%-18%
MANAGED

REAL ASSETS
Unaffiliated
Commodity Strategy
Fund           0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.1%-1.1% 0.3%-1.3% 0.5%-1.5% 0.5%-1.5%  0.5%-1.5%  0.5%-1.5% 0.5%-1.5%
Unaffiliated
International
Property       0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.1%-1.1% 0.3%-1.3% 0.5%-1.5% 0.5%-1.5%  0.5%-1.5%  0.5%-1.5% 0.5%-1.5%
Fund
Unaffiliated Global
Listed
Infrastructure 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.1%-1.1% 0.3%-1.3% 0.5%-1.5% 0.5%-1.5%  0.5%-1.5%  0.5%-1.5% 0.5%-1.5%
Fund
Unaffiliated
Natural        0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.1%-1.1% 0.3%-1.3% 0.5%-1.5% 0.5%-1.5%  0.5%-1.5%  0.5%-1.5% 0.5%-1.5%
Resources Fund
Unaffiliated REIT
Index Fund     0.0%-2.0% 0.0%-2.0% 0.0%-2.0% 0.0%-2.0% 0.2%-2.2% 0.6%-2.6% 1.0%-3.0% 1.0%-3.0%  1.0%-3.0%  1.0%-3.0% 1.0%-3.0%
Unaffiliated
Institutional
Floating Rate
Fund           0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.0%-1.0% 0.1%-1.1% 0.3%-1.3% 0.5%-1.5% 0.5%-1.5%  0.5%-1.5%  0.5%-1.5% 0.5%-1.5%
Unaffiliated
Inflation- Protected
Securities     0.0%-3.0% 0.0%-3.0% 0.0%-3.0% 0.0%-3.0% 0.3%-3.3% 0.9%-3.9% 1.5%-4.5% 1.5%-4.5%  1.5%-4.5%  1.5%-4.5% 1.5%-4.5%
Fund
TOTAL REAL        0%-10%    0%-10%    0%-10%    0%-10%    1%-11%    3%-13%    5%-15%    5%-15%     5%-15%     5%-15%    5%-15%
ASSETS

5. IN "THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS" SECTION, THE FOLLOWING IS ADDED AT THE END OF THE SUB-SECTION ENTITLED "UNAFFILIATED UNDERLYING FUNDS:"

UNAFFILIATED SHORT-TERM INFLATION-PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. This index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the index, holding each security in approximately the same proportion as its weighting in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

5. IN "THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS" SECTION, THE UNAFFILIATED SHORT-TERM INFLATION-PROTECTED SECURITIES FUND IS ADDED TO THE CHART IN THE "PRINCIPAL RISKS OF THE UNDERLYING FUNDS" SUB-SECTION WITH AN "X" INCLUDED IN THE INCOME FLUCTUATIONS RISK AND INTEREST RATE RISK ROWS TO DESIGNATE THAT SUCH RISKS ARE PRINCIPAL RISKS OF INVESTING IN THE UNAFFILIATED SHORT-TERM INFLATION-PROTECTED SECURITIES FUND.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-014-0100

                                  THE KP FUNDS
                     SUPPLEMENT DATED APRIL 13, 2016 TO THE
     STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015 (THE "SAI") FOR
THE KP FIXED INCOME FUND, KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH 2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT
 PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH 2050 FUND, KP RETIREMENT PATH 2055 FUND, AND KP RETIREMENT PATH
                            2060 FUND (THE "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

At a meeting held on February 22, 2016, the Board of Trustees of The KP Funds approved: (i) the termination of an investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Funds, and Eaton Vance Management ("Eaton Vance") and (ii) a new investment sub-advisory agreement between Callan and Credit Suisse Asset Management, LLC ("Credit Suisse"), each with respect to the KP Fixed Income Fund. In connection with such approvals, Credit Suisse now serves as sub-adviser to the KP Fixed Income Fund, and Eaton Vance no longer serves as sub-adviser to the KP Fixed Income Fund.

In addition, Peter R. Breault of SSGA Funds Management, Inc., a sub-adviser to the KP Fixed Income Fund, no longer serves as a portfolio manager of the KP Fixed Income Fund.

Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.   ALL REFERENCES TO EATON VANCE ARE DELETED.

2. "Credit Suisse Asset Management, LLC" IS ADDED TO THE LIST OF INVESTMENT SUB-ADVISERS ON THE COVER PAGE.

3. IN "THE ADVISER AND THE SUB-ADVISERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE SUB-ADVISERS:

CREDIT SUISSE ASSET MANAGEMENT, LLC-- Credit Suisse Asset Management, LLC ("Credit Suisse"), located at One Madison Avenue, New York, NY 10010, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2015, Credit Suisse had approximately $324.7 billion in assets under management.

3. IN "THE ADVISER AND THE SUB-ADVISERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF PORTFOLIO MANAGEMENT:

CREDIT SUISSE

COMPENSATION. The portfolio managers are compensated for their services by Credit Suisse. Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse and Credit Suisse UK, portfolio managers participate in Credit Suisse Group AG's profit sharing and 401(k) plans.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
John G. Popp                           None
--------------------------------------------------------------------------------
Thomas J. Flannery                     None
--------------------------------------------------------------------------------
Louis I. Farano                        None
--------------------------------------------------------------------------------
Wing Chan                              None
--------------------------------------------------------------------------------
1 Valuation Date is December 31, 2015.


OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

--------------------------------------------------------------------------------------------------------------------

                               REGISTERED                  OTHER POOLED
                           INVESTMENT COMPANIES         INVESTMENT VEHICLES                OTHER ACCOUNTS
                           (EXCLUDING THE FUND)
--------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS     NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS   (IN BILLIONS)     ACCOUNTS      (IN BILLIONS)      ACCOUNTS      (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------
John G. Popp                2         $2.559         35         $23.838        22        $8.745
                        --------------------------------------------------------------------------------------------
                            0         $0             25*        $14.941        0         $0
--------------------------------------------------------------------------------------------------------------------
Thomas J.                   4         $3.076         35         $23.838        22        $8.745
Flannery
                        --------------------------------------------------------------------------------------------
                            0         $0             25*        $14.941        0         $0
--------------------------------------------------------------------------------------------------------------------
Louis I. Farano             2         $2.559         35         $23.838        22        $8.745
                        --------------------------------------------------------------------------------------------
                            0         $0             25*        $14.941        0         $0
--------------------------------------------------------------------------------------------------------------------
Wing Chan                   4         $3.076         10          $8.897        22        $8.745
--------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the KP Fixed Income Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the KP Fixed Income Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the KP Fixed Income Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the KP Fixed Income Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with each of Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

4.   ALL REFERENCES TO PETER R. BREAULT ARE DELETED.

5.   THE FOLLOWING IS ADDED TO "APPENDIX B -- PROXY VOTING POLICIES AND
     PROCEDURES":

            CREDIT SUISSE ASSET MANAGEMENT, LLC CREDIT SUISSE FUNDS

                         CREDIT SUISSE CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its client's duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group's ISS Governance Services Unit ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

     In the event a Portfolio Manager ("PM") desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee ("Committee") will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM's request for an exception to the Proxy Voting Committee for consideration.

     Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

     Credit Suisse is the part of the asset management business of Credit Suisse, one of the world's leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

     These records include the following:

     o    a copy of the Policy;

     o a copy of each proxy statement received on behalf of Credit Suisse clients;

     o    a record of each vote cast on behalf of Credit Suisse clients;

     o a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                              PROXY VOTING POLICY

Operational Items

Adjourn Meeting

     Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

     Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or
     (4) established governance guidelines.

Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis. Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders' Ability to Act by Written Consent

     Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

     Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

     Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments;
     (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account:
     (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure;
     (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific



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     purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans


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     Generally vote against retirement plans for nonemployee directors.
     Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
     (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
     (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

     Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals


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     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 27, 2015

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-015-0100



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